Note Payable	12 Months Ended
Dec. 31, 2013
Disclosure Text Block [Abstract]
Long-term Debt [Text Block]

NOTE 9 – Note Payable

On May 3, 2013, Acquisition Sub #1 entered into a secured promissory note with Security State Bank of Marine in Minnesota (the "Note Payable"). The key terms of the Note Payable include: (i) a principal value of $20,000, (ii) an interest rate of 6.0%, and (iii) a term of three years with a maturity date of May 2, 2016. The Note Payable is collateralized by a vehicle.

Future minimum note payments due are as follows:

Year Ended December 31,
2014	$6,504
2015	6,905
2016	2,972
Total minimum note payments	$16,381